UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): February 28, 2011

Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7 The Woodlands, Texas 77380 (Address of principal executive offices and zip code)
(281) 719-3400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2011, the Compensation Committee of the Board of Directors of Repros Therapeutics Inc. (the "Company") approved the Company's 2011 Equity Incentive Plan (the "Plan") in order to (i) simplify the administration of the 2000 Non-Employee Director's Stock Option Plan and the 2004 Stock Option Plan (collectively, the "Prior Plans") by combining the share reserves of the Prior Plans that remain available for issuance and rolling those shares forward to the Plan; (ii) in conjunction with the rollup, increase the share reserve under the Plan to an aggregate of 2,000,000 shares; and (iii) provide a means whereby employees, officers, directors and consultants of the Company may be given an opportunity to acquire shares of common stock of the Company.  The awards that may issued under the Plan generally include stock options, stock appreciation rights, restricted stock, restricted stock units, and performance-based awards.  The Plan will be included in the Company's Proxy Statement for its 2011 Annual Meeting of Stockholders (the "Annual Meeting") and will be subject to stockholder approval at such meeting.

On February 28, 2011, the Compensation Committee of the Board of Directors of the Company approved grants of stock options to certain key employees and directors of the Company.  The stock options will automatically expire and terminate if the Plan is not approved by its stockholders at the 2011 Annual Meeting.  The grants made on February 28, 2011 are as follows:

Joseph S. Podolski, President and Chief Executive Officer	300,000

Ronald Wiehle, Vice President, Research and Development	100,000

Katherine A. Anderson, Chief Accounting Officer	50,000

The description of the terms of the Plan is qualified in its entirety by a form of the Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01  Other Events.

On March 3, 2011, the Company issued a press release titled “Repros® Announces Dismissal of Class Action Lawsuits.”  A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description
10.1	Form of 2011 Equity Incentive Plan

99.1	Press Release dated March 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.
Date: March 4, 2011
	By:	/s/ Katherine A. Anderson
Katherine A. Anderson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of 2011 Equity Incentive Plan

99.1	Press Release dated March 3, 2011